Quebecor World

TARGETED PUBLICATION/CATALOG GROUP QUOTATION

Jim Walker
M Publishing LLC
3 Werner Way, Suite 300
Lebanon, NJ 08833

All applicable federal, state and local taxes will be added to the prices herein and shall be due and owing by Customer. The price for paper and other materials and energy included in the quotation are based on current prices and will be adjusted to reflect prices at time of production. Materials subject to availability.

4-Aug-2006

SUBJECT:	**M: The Magazine for Montessori Families**					
TRIM SIZE:	8 x 10 3/4					
PRE-PRESS:	Customer will furnish files for all pages in one of the following file formats: - PDF, DCS 2.0, CT/LW, TIFF/IT-P1. Customer will provide suitable proofs for press guidance. Complete file format specifications are available upon request.					
PAGES & INK:	Cover-	4 pp:	Four color process			
	Text -	40 pp:	Four color process throughout.		paper price 8/4/06	
PAPER STOCK:	Cover-	25 x 38 -	100 #	No. 3 Gloss	$ 49.00	cwt.
	Text -	25 x 38 -	60 #	No. 3 Gloss	$ 50.40	cwt.
BINDERY:	Saddle stitch and trim.					
FINISHING:	Carton pack in line and label for Federal Express shipping.					
DELIVERY:	F. O. B. Printer's dock all postage and freight additional.					

TERM OF AGREEMENT: Beginning 8/4/05 ending 12/30/07.

PRICING: See Attached magazine price schedule # QW119301 dated 8/4/06 and corresponding sample invoices:
Base Magazine 25,000 copies 40pp + cover
Folio Insert 25,000 copies, 16pp self cover - Prestitich and final stitch.

The actual invoice will reflect the materials used and the work performed on the job, and priced according to the price sched
Agreement Subject to equipment availability and mutual agreement of production schedules

**Ink is based on medium coverage on the body; however, QW reserves the right to review files submitted and adjust pricing if necessary. Customer is to verify order quantities and roll sizes with QW Customer Services prior to ordering paper.*
***Paper prices are based on current prices and subject to adjustment and availability at the time the paper is shipped from the supplier.*

Submitted by: Keith Oelke

Estimate Number: 119301
Customer Number: 41562

NOTICE: (1) This quotation is an offer from Quebecor World (the "Printer") to you (the "Customer") to perform the printing and other services set forth in this quotation (the "Work") and is irrevocable for a period of forty-five (45) days from the date it bears, subject to Printer's approval of Customer's credit. (2) The terms on the reverse side hereof are incorporated herein by reference and are a material part of this quotation and include a limited warranty, disclaimers of warranties and a limitation of Customer's damages and remedies. Customer acknowledges that the prices in this quotation for the work are a consideration in limiting Printer's liability as set out in the terms. (3) Customer's credit has not been approved and Printer reserves certain rights, as set forth below, to revoke this quotation, or to cancel the contract resulting from Customer's acceptance, if Printer determines that Customer's creditworthiness does not warrant the credit to be extended hereunder or Customer does not comply with such terms. Printer will promptly notify Customer when, and if it exercises such right. (4) Any acceptance of this offer, including by countersigning this quotation, shall include acceptance of all of the terms and conditions on the reverse side hereof, and incorporated herein by reference. (5) Customer's representative by signing below represents and warrants that she/he has been duly authorized by Customer to accept this quotation and to bind Customer to the terms and conditions contained herein or incorporated herein by reference.

ACCEPTED and APPROVED:

QUEBECOR WORLD

By ______________________
Vice President

Date ______________________

ACCEPTED AND APPROVED:

____
(CUSTOMER)

By ______________________ Title ____________

Date ______________________

Quebecor World

TARGETED PUBLICATION/CATALOG GROUP QUOTATION

All applicable federal, state and local taxes will be added to the prices herein and shall be due and owing by Customer. The price for paper and other materials and energy included in the quotation are based on current prices and will be adjusted to reflect prices at time of production. Materials subject to availability.

4-Aug 2006

Jim Walker
M Publishing LLC
3 Werner Way, Suite 300
Lebanon, NJ 08833

SUBJECT:	**M: The Magazine for Montessori Families**					
TRIM SIZE:	8 x 10 3/4					
PRE-PRESS:	Customer will furnish files for all pages in one of the following file formats:					
	- PDF, DCS 2.0, CT/LW, TIFF/IT-P1					
	Customer will provide suitable proofs for press guidance.					
	Complete file format specifications are available upon request.					
PAGES & INK:	Cover-	4 pp:	Four color process			
	Text -	40 pp:	Four color process throughout.		paper price 8/4/06	
PAPER STOCK:	Cover-	25 x 38 -	100 #	No. 3 Gloss	$	49.00 cwt.
	Text -	25 x 38 -	60 #	No. 3 Gloss	$	50.40 cwt.
BINDERY:	Saddle stitch and trim.					
FINISHING:	Carton pack in line and label for Federal Express shipping.					
DELIVERY:	F. O. B. Printer's dock all postage and freight additional.					

TERM OF AGREEMENT: Beginning 8/4/05 ending 12/30/07.

PRICING: See Attached magazine price schedule # QW119301 dated 8/4/06 and corresponding sample invoi...

Base Magazine 25,000 copies 40pp + cover

Folio Insert 25,000 copies, 16pp self cover - Prestitch and final stitch.

The actual invoice will reflect the materials used and the work performed on the job, and priced according to the price sched

Agreement Subject to equipment availability and mutual agreement of production schedules

Ink is based on medium coverage on the body; however, QW reserves the right to review files submitted and adjust pricing if necessary.
Customer is to verify order quantities and roll sizes with QW Customer Services prior to ordering paper.
******Paper prices are based on current prices and subject to adjustment and availability at the time the paper is shipped from the supplier.***

Submitted by: Keith Oelko

Estimate Number: 119301
Customer Number: 41[illegible]

NOTICE: (1) This quotation is an offer from Quebecor World (the "Printer") to you (the "Customer") to perform the printing and other services set forth in this quotation (the "Work") and is irrevocable for a period of forty-five (45) days from the date it bears, subject to Printer's approval of Customer's credit. (2) The terms on the reverse side hereof are incorporated herein by reference and are a material part of this quotation and include a limited warranty, disclaimers of warranties and a limitation of Customer's [illegible] and remedies. Customer acknowledges that the prices in this quotation for the work are a consideration in limiting Printer's liability as set out in the terms. (3) Customer['s credit] has not been approved a[nd] Printer reserves certain rights, as set forth below, to revoke this quotation, or to cancel the contract resulting from Customer's acceptance, if [Printer] determines that Customer's creditworthiness does not warrant the credit to be extended hereunder or Customer does not comply with such terms. Printer will promptly notify Customer when, and if it exercises such right. (4) Any acceptance of this offer, including by countersigning this quotation, shall include acceptance of all of the terms and conditions on the reverse side hereof, incorporated herein by reference. (5) Customer's representative by signing below represents and warrants that she/he has been duly authorized by Customer to accept this quotation and to bind Customer to the terms and conditions contained herein or incorporated herein by reference.

ACCEPTED and APPROVED
QUEBECOR WORLD
By [signature]
Vice President
Date 8/27/04

ACCEPTED AND APPROVED
[signature]
(CUSTOMER)
By Ronald D. Gardner
Title President
Date 8/21/2006

TARGETED PUBLICATION/CATALOG TERMS AND CONDITIONS

Unless and to the extent otherwise specified in this Quotation expressly, the following terms and conditions shall apply to this Quotation, and any contract resulting therefrom.

1. **Quality of Work**. Printer agrees to achieve commercially acceptable quality subject to the limitations of Customer's specifications, the materials furnished and the software and equipment used for the Work. **This warranty is the only warranty made by Printer and all other warranties, expressed or implied, are hereby specifically excluded.**

2. **Insurance**. Printer agrees to maintain at its expense insurance policies insuring, while in its care and custody and the care and custody of its subcontractors, against loss or damage due to water damage, sprinkler leakage, fire, explosion, windstorm, civil commotion and other perils covered under its "extended coverage" endorsements: (i) all Work which may be in process and (ii) paper and all other materials furnished by Customer. All of said policies shall extend coverage to Printer and Customer as their respective interests may appear.

3. **Risk of Loss; Title**. Customer shall bear all risk of loss to finished Work upon delivery of the Work by Printer or its subcontractor, as applicable, to a common or contract carrier or to the U.S. Postal Service, F.O.B. Printer's or its subcontractor's, shipping dock. Title shall pass to Customer upon passage of risk of loss. All mechanicals, paper, film, plates, etc., not supplied by Customer but used to perform the services hereunder shall remain the exclusive property of Printer unless otherwise agreed in writing.

4. **Payment Terms**. Unless otherwise specified herein in writing, payment for printing services and paper and freight shall be net cash, due thirty (30) days from invoice date. Invoice date will be the dates any of the Work is first available for shipment. Postage to be funded by Customer in advance of mailing. WHATEVER THE TERMS, PRINTER WILL BE ENTITLED TO INTEREST ON OVERDUE AMOUNTS THAT SHALL, FOR EACH CALENDAR MONTH WHILE ANY PORTION OF SAID BALANCE IS UNPAID, BE EQUAL TO AN ANNUAL RATE EQUAL TO THE PRIME RATE ANNOUNCED BY CHASE MANHATTAN BANK ON THE FIRST BUSINESS DAY OF SUCH MONTH, *PLUS* (3%), OR THE MAXIMUM RATE ALLOWED BY LAW, WHICHEVER IS LESS. In addition, in the event Customer fails to pay Printer's invoices when due, Customer shall be liable to Printer for all attorneys' fees and expenses expended to collect the past due amounts. In the event Customer shall default with respect to any of the terms and conditions hereof, including but not limited to failure to pay any amount due hereunder (other than an amount in reasonable good faith dispute of which Customer has given Printer written notice prior to its due date) in accordance with the payment terms of this Agreement, upon the occurrence of such default and so long as such default is continuing, Printer, in addition to any other rights it may have, shall have the right to suspend or discontinue work and any deliveries and retain Customer's materials and work in process until such default is cured.

5. **Specifications for Work; Additional Charges.** The Work is to be performed according to specifications expressly set forth herein and in any of Printer's specifications relating to particular portions of the Work, as provided to Customer. If for any reason, other than solely Printer's error, all or any part of the Work must be redone, an additional charge will be made therefor at current rates. An additional charge at current rates may also be made for work requested by Customer that is different from or in addition to the Work, as specified in this Quotation. Printer may, in its sole discretion, subcontract any and all of the work hereunder. In the event of cancellation of all or any part of the Work covered hereby Customer will give Printer as much notice as reasonably practicable. Customer will be liable for all down-time expenses Printer may incur as a result of such cancellation or deviation, including, without limitation, down press and bindery time, that are not otherwise avoidable by Printer through reasonable commercial efforts, and for materials ordered or inventoried on Customer's behalf and not otherwise usable by Printer in the ordinary course of its business within a reasonable period of time at the scheduled plant of production.

6. **Quantity Variation**. Variations in quantity over or under the quantities ordered constituting acceptable delivery shall be as set forth in the Quotation. Such excess or deficiency shall be charged or credited at the rate set forth in the Quotation.

7. **LIMITATION OF LIABILITY. ALL CLAIMS FOR DEFECTIVE OR DAMAGED WORK OR FOR SHORTAGES OR MISSED SHIPMENTS MUST BE MADE BY CUSTOMER IN WRITING WITHIN THIRTY (30) DAYS AFTER PRINTER'S SHIPMENT OF SUCH WORK. FAILURE TO MAKE SUCH A CLAIM WITHIN SUCH PERIOD SHALL CONSTITUTE AN IRREVOCABLE ACCEPTANCE OF THE WORK AND AN ADMISSION THAT IT FULLY COMPLIES WITH ALL OF THE TERMS, CONDITIONS AND SPECIFICATIONS OF THIS QUOTATION. WITHOUT LIMITING THE FOREGOING, PRINTER'S LIABILITY FOR ANY AND ALL CLAIMS WHATSOEVER OF ANY KIND AND NATURE ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO PRINTER'S PRICE TO CUSTOMER FOR PRINTING THE PAGES, PAGE OR FRACTION THEREOF INVOLVED OR FOR PERFORMING THE SERVICE FOR THE INDIVIDUAL COPY(IES) INVOLVED OR, AT PRINTER'S OPTION, REPLACING THE PRINTED MATERIALS OR OTHER GOODS WHICH ARE THE SUBJECT OF CUSTOMER'S CLAIM. NOTWITHSTANDING THE FOREGOING TO THE EXTENT THE MATERIAL SUBMITTED BY CUSTOMER DOES NOT CONFORM TO PRINTER'S SPECIFICATIONS OR OTHERWISE DOES NOT STRICTLY MEET THE DEADLINES IN THE PRODUCTION SCHEDULE, PRINTER SHALL NO LIABILITY FOR THE CLAIMED ERRORS. IN NO EVENT SHALL PRINTER BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST POSTAL DISCOUNTS HOWEVER PROXIMATE OR FORESEEABLE, ARISING OUT OF THIS QUOTATION OR THE WORK TO BE PERFORMED HEREUNDER OR ANY OTHER WORK PERFORMED BY PRINTER ON BEHALF OF CUSTOMER AFTER THE DATE HEREOF. MOREOVER, IN NO EVENT SHALL PRINTER EVER BE LIABLE FOR ANY SUMS IN EXCESS OF PRINTER'S INVOICE PRICE.**

8. **Indemnification.** In furnishing materials to Printer to reproduce or incorporate in any completed product, Customer represents and warrants that such materials shall not be toxic and shall not infringe any trademark, servicemark, copyright, any other proprietary right, or any license relating thereto, contain any libelous or otherwise actionable statement or otherwise violate the rights or cause damage or injury to any person. "Material(s)" as used in this paragraph shall include, without limitation, designs, titles, brandnames, drawings, photographic images, prototypes, specifications, artwork, or other such material, of whatever nature and in whatever form received by Printer from or at the direction of Customer, including, without limitation, electronically communicated and digitally scanned material. Customer agrees to indemnify and save Printer harmless of and from any and all losses, claims, or damages which Printer may suffer or incur in the event any claim is made against Printer by any person, firm, corporation or otherwise for any cause of whatsoever nature, including, without limitation, for actual or alleged infringement of any proprietary right, including, but not limited to, trademark, trade secret, patent or copyright rights, arising from, relating to or as a result of the printing, binding, publishing or distribution of the Work printed hereunder or arising from, relating to or as a result of any material, of whatever nature and in whatever form received by Printer from or at the direction of Customer, included in the Work, provided that Customer shall not be liable hereunder to the extent of damages caused by Printer's unauthorized change or deletion of Customer furnished editorial/advertising content. Such indemnification shall include reasonable attorneys' fees and expenses. Should any such situation arise, Customer further agrees, upon request, to defend on behalf of Printer by attorneys acceptable to Printer, at the cost and expense of Customer, any such actions, proceedings, claims and/or demands.

9. **Force Majeure, Interruption of Work**. Printer shall not be liable for delays in performance or failure of performance to the extent prevented or caused by force majeure events. Force majeure events are defined as acts of God, fires, floods, civil disobedience, acts of war, new outbreaks of hostilities, strikes or other labor disputes, unavailability or shortages of materials, governmental regulations or decrees, reasonably unanticipable equipment failures, Customer's delays and any and all other causes not within the reasonable control of Printer, whether or not of the class of causes hereinbefore enumerated. Resolution of all force majeure events including settlement of any strike or other labor dispute shall be at Printer's sole discretion.

10. **Assignment**. In the case of a sale or other transfer of Customer or the business of publishing the Work or any title covered hereby, whatever the form of transaction, the purchaser, concurrently with the consummation of such sale or other transfer, shall assume all of Customer's rights and obligations under this Agreement in a written instrument satisfactory to Printer, subject to Printer's prior written consent, not to be unreasonably withheld. If Printer does not consent to such assignment and assumption, this Agreement shall terminate, subject to Customer's payment of all amounts due under this Agreement. Subject to the foregoing, this Agreement shall be binding on Customer's successors and assigns.

11. **Agreement Construction**. The contract created by Customer's acceptance of this Quotation shall be construed under and in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. The captions set forth herein are for convenience only and do not constitute a part of this Quotation.

12. **Orders and Instructions; Purchase Orders**. Any terms and conditions additional to or different from those set forth in this quotation will be of no force or effect, unless in a writing signed by an officer of Printer expressly stating that it intends to modify the terms and conditions hereof. All orders and instructions pursuant to this Quotation, and all changes thereto, must be in writing. Consistent with the above, in the event that after the date hereof Customer submits purchase orders or any other written instructions that contain any terms or conditions, such order or other written instructions shall be considered as a confirmation *only* and the terms and conditions shall in no way amend, prevail over, supplement or supersede any term or condition hereof.

13. **Jurisdiction; Venue; Attorney Fees**. Suit to enforce this Agreement or any provision or portion thereof will be brought exclusively in the federal courts located in the State of New York, unless subject matter jurisdiction is lacking, in which case suit may only be brought in the state courts located in New York, New York. Each party to this Agreement irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such courts and irrevocably submits to the jurisdiction thereof. Each of the parties irrevocably waives, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to laying venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith. Each party hereby irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of process to such party at the principal business address for such party. The prevailing party in any legal action or proceeding brought to enforce this Agreement shall be entitled to recover from the other reasonable attorneys' fees, costs and expenses arising out of such legal action.

August 4, 2006

M Publishing LLC
3 Werner Way, Suite 300
Lebanon, NJ 08833

QW #119301

Quebecor World

Title: MONTESSORI MAGAZINE FOR FAMILIES
Trim size: 8" x 10-3/4"

Cover: 4 pages, all 4/color process, one version on 25 x 38 - 100 lb. QW House #3 Gloss
Body: 40 pages, all 4/color process, one version on 25 x 38 - 60 lb. QW House #3 Gloss
Binding: Saddlestitch and trim to size. Pack in convenient cartons and on skids for shipment.
Quantity: 25,000

PRO FORMA INVOICE

PRE-PRESS

	Cover	Body		Total Pages	Per 4/C Page	Total	Add'l M's
Receive & Process, 4/C page	4	40		44	$12.00	$528.00	
			Total Prep			**$528.00**	

PRESSWORK

	Form Qty	Copies	Plates and MR	Per M	Total	Add'l M's
4 Page (4up) 4/4 as 1-4 **Cover**	1	25,000	$900.00	$3.00	$975.00	$3.00
					$975.00	**$3.00**
8 page (2up) 4/4 as 1-8	1	25,000	$900.00	$4.75	$1,018.75	$4.75
32 page 4/4+4/4 as 2-16's **Text**	1	25,000	$1,700.00	$10.00	$1,950.00	$10.00
					$2,968.75	**$14.75**
Total Presswork					**$3,943.75**	**$17.75**

INK

	Total Pages	Print Quantity	Run Rate	Total	Add'l M's
Cover, Black	4	25,000	$0.0563	$5.63	$0.23
Cover, Color	12	25,000	$0.0938	$28.13	$1.13
Body, Black	40	25,000	$0.0450	$45.00	$1.80
Body, Color	120	25,000	$0.0750	$225.00	$9.00
Total Ink				**$303.75**	**$12.15**

BINDERY

	Quantity	Copies		MR	Per M	Total	Add'l M's
Saddlestich and trim to size							
Makeready	3 pkts			$170.00		170.00	
Running	3 pkts	25,000			$10.25	$256.25	$10.25
Cartons		25,000	207		1.60	$331.20	$13.25
Skids		25,000	4		20.00	$80.00	$3.20
			Total Bindery			**837.45**	**26.70**

TOTAL MANUFACTURING AND INK $ 5,612.95 $ 56.60

Paper Requirements

Cover	Form Qty	Cut-off	Roll Size	MR Imp	Waste %	Make Ready	Running # per M	Copies	Total #'s	Cost	Add'l M's
4 Page (4up) 4/4 as 1-4	1	22.75	33.25	8,000	10.00%	1,275 lbs.	43.79 lbs.	25,000	2,370 lbs.		
25 x 38 - 100 lb. QW House #3 Gloss					Price per cwt.	$49.00/Cwt					
Cover										**$1,161.18**	**$21.46**
									2,370 lbs.	**$1,161.18**	**$21.46**

Body	Form Qty	Cut-off	Roll Size	MR Imp	Waste %	Make Ready	Running # per M	Copies	Total #'s	Cost	Add'l M's
8 page (2up) 4/4 as 1-8	1	22.75	33.00	6,000	9.00%	575 lbs.	51.68 lbs.	25,000	1,867 lbs.		
25 x 38 - 60 lb. QW House #3 Gloss					Price per cwt.	$50.40/Cwt				**$940.96**	**$26.05**
32 page 4/4+4/4 as 2-16's	1	22.75	33.00	6,000	9.00%	1,145 lbs.	206.73 lbs.	25,000	6,313 lbs.		
25 x 38 - 60 lb. QW House #3 Gloss					Price per cwt.	$50.40/Cwt					
Text										**$3,181.77**	**$104.19**
									8,180 lbs.	**$4,122.72**	**$130.24**

	Total #'s	Cost	Add'l M's
Total Paper	**10,550 lbs.**	**$5,283.90**	**$151.70**
GRAND TOTAL - 25,000 COPIES	$	**10,897.00**	**$208.30**

FOR CARTONING IN 25's, ADD TO BASE PRICE
$1,269.00 25,000 Copies
$50.75 Additional M's

Thank you for the opportunity to submit this Sample Invoice. We provide this service to our Customers to assist them in their decision making and should not be construed as a quotation. The actual invoice will reflect the materials used and the work performed on the job, and billed according to the price schedule.

M PUBLISHING LLC

3 Werner Way, Suite 300
Lebanon, NJ 08833

QW #119301

Quebecor World

Title: M Magazine Insert
Trim size: 8" x 10-3/4"

Pages: 16 pages, all 4/color process, one version
Binding: Stitch directly into M Magazine or prestitch and stitch into M Magazine
Quantity: 25,000

PRO FORMA INVOICE

PRE-PRESS

	Cover	Body		Total Pages	Per 4/C Page	Total	Add'l M's
Receive & Process, 4/C page	0	16		64	$3.00	$192.00	
			Total Prep			**$192.00**	

PRESSWORK

	Form Qty	Copies	Plates and MR	Per M	Total	Add'l M's
16 pages (1up) 4/4 as 2-8's	1	25,000	$900.00	$9.50	$1,137.50	$9.50
Total Presswork					**$1,137.50**	**$9.50**

INK

	Total Pages	Print Quantity	Run Rate	Total	Add'l M's
Cover, Black	16	25,000	$0.0560	$22.40	$0.90
Cover, Color	48	25,000	$0.0940	$112.80	$4.51
Total Ink				**$135.20**	**$5.41**

BINDERY

	Quantity	Copies	MR	Per M	Total	Add'l M's
Saddlestich and trim to size						
Makeready	2 pkt		$153.00		153.00	
Running	2 pkt	25,000		$9.50	$237.50	$9.50
Saddlestich one additional pocket						
Makeready	1 pkt		$15.00		15.00	
Running	1 pkt	25,000		$0.75	$18.75	$0.75
Total Bindery					**424.25**	**10.25**

TOTAL MANUFACTURING AND INK — **$1,889.00** $ **25.16**

Paper Requirements

	Form Qty	Cut-off	Roll Size	MR Imp	Waste %	Make Ready	Running # per M	Copies	Total #'s	Cost	Add'l M's
16 pages (1up) 4/4 as 2 8's	1	22.75	33.00	7,000	9.00%	1,104 lbs.	172.28 lbs.	25,000	5,411 lbs.		
25 x 38 - 100 lb. QW House #3 Gloss					Price per cwt.	$49.00/Cwt				$2,651.56	$84.42
Text									**5,411 lbs.**	**$2,651.56**	**$84.42**

GRAND TOTAL — $ **4,541.00** **$109.58**

Thank you for the opportunity to submit this Sample Invoice. We provide this service to our Customers to assist them in their decision making and should not be construed as a quotation. The actual invoice will reflect the materials used and the work performed on the job, and billed according to the price schedule.

Quebecor World

Customer:	M Publishing LLC 3 Werner Way, Suite 300 Lebanon, NJ 08833
Title:	**MONTESSORI MAGAZINE FOR FAMILIES**
Quote #:	QW #119301
Frequency:	Bi-Monthly
Trim Size:	8" x 10-3/4"
Quantity:	Various Copies
Color:	4/C throughout with medium (40%) coverage
Pre-Press:	Customer will furnish plate ready digital files for all pages in ONE of the following file formats: PDF, DCS 2.0, CT/LW, TIFF/IT-P1
Press:	Heatset web offset
Bindery:	Saddlestitch and trim to size

M Publishing LLC
Montessori Families
Price Schedule

Digital Pre-Press

Preferred File Format - ONE of the following formats: PDF, DCS2.0, CT/LW, or TIFF/IT-P1
(Ad conversion charges will apply if all pages are not supplied in the SAME format.)

	Original *
Receive and impose digital file in preferred format, per color, per page	$3.00
Digital blueline (digital content proof 1/c page), each	2.00
Color laser/splash/Docucolor proof (digital content 2/c, 3/c, 4/c, 5/c, 6/c), each	5.00
Non-contract proof (Iris/Rainbow/Epson), each	15.00
Contract proof (Kodak/Spectrum), each	35.00
Soft proofing, per page	5.00

Prices listed above do not include shipping of media. Shipping charges will be billed as incurred.
Pricing is subject to review based upon receipt of test files, or changed file specifications

** Late submissions and/or corrections will be subject to 50% upcharge before plating and 100% upcharge after plating*

Presswork	**Number of Plates**	**Plates & Makeready**	**Up to 250M Per M**	**250M & Above Per M**
4 Pages (4-up) as 1-4 *cover or body*	8	$900.00	$3.00	$2.75
8 Pages (2-up) as 1-8	8	900.00	4.75	4.50
16 Pages as 2-8's	8	900.00	9.50	9.00
16 Pages (2-up) as 1-16	16	1,700.00	5.00	4.75
32 Pages as 2-16's	16	1,700.00	10.00	9.50
Add'l to deliver 32 pages as 4-8's, 16 pages as 4-4's or 8 pages 2-up as 2-4's				10%
Add'l to vertical perforate			$150.00	10%
Add'l to press paste			150.00	10%
Credit for M1000 plates not used, each			(50.00)	

Add'l for 5th Unit *(Add to one-web forms)*		
1-Up press forms	$250.00	$1.00
2-Up press forms	$250.00	0.50
4-Up press forms	$250.00	0.25

Plate Changes

For a press stop to accommodate regional, Customer requested makeovers, or split run pages, add as follows:

Press stop pounds - See Paper Requirements	
Receive and process digital files - See Pre-Press	
Press stop, each	$75.00
Per plate changed	100.00

UV Cover Coating

Coat one side of a single web form	$500.00	$1.60
Coating material, per page, per M		3.85

M Publishing LLC
Montessori Families
Price Schedule

Process Color		**8" x 10-3/4"**	
Body:	Black -	$0.045	per page, per M
	Color -	0.075	per page, per color, per M
Cover:	Black -	0.056	per page, per M
	Color -	0.094	per page, per color, per M

Note: cover inks shall be used when body stock is 70 lb. or greater.
Ink is based on medium coverage on the body; however, QW reserves the right to review final film and adjust pricing is necessary.

Non Process Color

Minimum charge for non-process ink (includes fountain makeready) $150.00

Note: In addition to the above makeready charge, non-process ink will be charged extra, based upon cost, coverage and/or press delay. Non-process inks include PMS, sheen and day-glo inks, and will be billed at invoice cost plus 10% markup.

Finishing - Saddlestitch

Bindery Makereadies	
Base binder, per binder	$125.00
Per pocket, per binder	15.00
Bindery Running	
Base binder, per M copies	$8.00
Per pocket, per M copies	0.75
Tipping, 8 or 16pages	
Makeready	$ 75.00
Run, per M copies	21.40
Vacuum feeding	
Makeready	$250.00
Run, per M copies	2.50
Float bind-in card (not in the center position)	2.50
Bind magna-stripped hanger (3/8" minimum between spine and insert)	4.75
Bind tipped insert that weighs 25% to 50% more than the host form*	2.50
Bind tipped insert that weighs 50% or more than the host form*	6.30

* The total number of tipped signatures within a saddlestitched book should not exceed three (3). All tipped signatures must be pre-approved by the respective Quebecor World facility prior to insertion.

Regional Changes

For each split run, advertising or editorial, involving the substitution, addition or deletion of a body signature, card or envelope insert(s)	
Per binder stop	$50.00
Per pocket change	25.00
A/B split premium, MR	
Makeready	$25.00
Running, per M copies	1.50

M Publishing LLC
Montessori Families
Price Schedule

Customer Furnished Inserts -

Card or envelope inserts made to Printer's specifications -	
Bind-ins, add per M, per insert	$1.50
Blow-ins, add per M, per insert	1.50
Furnished full size signatures (or cover wraps for saddlestitch magazines), add per M copies	$2.00
Skid handling, per skid	20.00

Mailing

Inline Mailing

Inkjet address and mail, inside/outside or outside only, per M copies	$8.50
Bar code, per M	0.50
Premium for Canadian or foreign addressing	
Handling, per M copies (in addition in inline mail charges)	$16.00
Cartoning and skid packing will be billed additional as incurred.	
Mailing version changes, each	$25.00
Inline carton pack in convenient cartons, per carton	$0.90

Offline Mailing

Piledown for offline requirements, per M	$3.00
Offline Mailing Makeready	100.00
Inkjet address and mail, outside only, per M copies	15.00
Hand labeling, per M copies	$100.00
- Minimum	7.50
Premium for Canadian or foreign addressing	
Handling, per M copies (in addition in inline mail charges)	$16.00
Cartoning and skid packing will be billed additional as incurred.	
Mailing version changes, each	$25.00

Bundling *includes applying a furnished label*

Bundles of 5 - 20 each, per M	$16.50
Bundles of 21 - 50 each, per M	11.50
Bundles of 51 and over, per M	7.50
Newsstand skid handling, per skid	20.00
Add'l for sleeve cartons, each	10.00

Miscellaneous

Order processing, per order	$7.50
Insert into QW furnished envelopes, each	0.60
Insert into Customer furnished envelopes, each	0.50
Folders, each	1.10
Carton pack, convenient cartons, each	1.60
Carton pack, customer specified quantities, each	1.90
Shrink-wrap, per package	1.10
Non-returnable skids, each	20.00
Skid sleeve cartons, each	10.00

M Publishing LLC
Montessori Families
Price Schedule

Polywrapping

Original Makeready	$125.00
Running, up to 100 pages, up to 25,000 copies	53.40
- Minimum Charge	375.00
Material, Clear poly, per M	$13.15

Tearsheets

Tearsheets, sorting, trimming & packaging	
Flat charge, per set	$15.00
Each copy	0.15

Storage Charges

Bound copies stored beyond sixty (60) days, per title, per issue, per month, per M copies	$9.00
Storage of non-bound products (signatures, inserts, etc.) per skid, per month	$20.00

Offline Trimming

Split 4 page 1up cover into 2 pages, per M copies	$1.50
Trim head and/or foot OR face edge, per M copies	3.50
Trim head, foot, and face, per M copies	5.50

QW Supplied Paper

25 x 38 - 100 lb. QW House #3 Gloss, per cwt.	$49.00
25 x 38 - 60 lb. QW House #3 Gloss, per cwt.	50.40

Customer Supplied Paper

Customer furnished paper handling, per Cwt.	$0.75
Paper Storage, 1st month, per cwt.	$0.60
Each month thereafter, per cwt.	0.30

Storage is not to exceed 60 days. After 60 days, customer will be notified to make arrangements for disposal.

Freight

Administrative fee for the use of 3rd party logistics provider, per cwt.	$0.80

M Publishing LLC
Montessori Families
Price Schedule

Mail List Technologies

Presort Package Includes:
List Conversion (1 File Included)
CASS Certification, Quality for Presort Discount (One Presort), Key Reports, Presort Postage Reports, Postal Preparation Documentation Materials, (Sack-tags, Postal Pallet Placards, Mail Packaging Detail and Summary Reports) and SCF/BMC Sequence, Option of Inkjet Format or Label Output is also included.

	50m to 199m	200m to 1mm
Inkjet Package:		
Presort for Inkjet Addressing (1 presort), per M	$ 4.50	$ 3.50
Add'l List Conversions, each	25.00	25.00
Add'l Presorts, each	50.00	50.00
Minimum Charge	325.00	325.00
Label Package: (Freight is additional and will be billed at cost)		
Add'l List Conversions, each	$ 25.00	$ 25.00
Add'l Presorts, each	50.00	50.00
Presort and Creation of Cheshire Labels, per M	5.50	4.50
Presort and Creation of Indicia Labels, per M	6.50	5.50
Presort and Creation of Pressure Sensitive Labels, per M	6.50	5.50
Minimum Charge	325.00	325.00
Additional Services:		
Demographic Coding (Apply Demo Codes, per M	$ 1.00	$ 0.75
Minimum charge, per job	50.00	50.00
Bulk copies, bulk code set-up (per unique key), each	$ 15.00	$ 10.00
Bulk Running Cost (Additional to Set-up), per M	1.00	1.00
Minimum charge, per job	50.00	50.00
Add'l File Passes (sort, Nth, suppress etc., based on input file quantity), per M	$ 0.50	$ 0.50
Minimum Charge	50.00	50.00
National Change of Address (Standard NCOA, based on input file quantity), per M	$ 2.25	$ 1.75
Minimum Charge	400.00	400.00
Intra De-Dupe (Eliminates Duplicates Within One List), per M	$ 2.00	$ 1.00
Minimum Charge	100.00	100.00
ADVANCE TRACKING-Per Each InHome Mailing (requires 10 working days prior to bind notification)	$ 300.00	$ 300.00

We offer Consumer & Business to Business Merge Purge. We also offer "Hot Line" Merge Purge services
Additional services performed during processing to meet Customer's requirements will be charged add'l as incurred
Please contact your QW Sales Representative for information on add'l services and complete specifications.

M Publishing LLC
Montessori Families
Price Schedule

Paper Requirements

Trim Size: 8" x 10-3/4"

		Roll Size	Makeready Pounds	25 x 38 - Pounds Per Plate Changed	100 lb. Machine Coated Up to 250M Per M	250M & Above Per M
Cut-off:	22.75 "					
	4 Pages (4-up) as 1-4	33.25	1,275	160	43.79	43.59
	Add'l for coating				0.80	0.80

		Roll Size	Makeready Pounds	25 x 38 - Pounds Per Plate Changed	60 lb. Machine Coated Up to 250M Per M	250M & Above Per M
Cut-off:	22.75 "					
	4 Pages (4-up) as 1-4	33.25	575	105	26.04	25.80
	8 Pages (2-up) as 1-8	33.00	575	105	51.68	51.21
	16 Pages as 2-8's	33.00	575	105	103.36	102.42
	16 Pages (2-up) as 1-16	33.00	1,145	105	103.36	102.42
	32 Pages as 2-16's	33.00	1,145	105	206.73	204.83